Exhibit 99.2

Third Quarter
Financial Supplement
September 30, 2018
3

METLIFE

As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018

Revenues
Premiums	$10,876	$9,571	$9,178	$15,153	$10,242	$29,421	$34,573
Universal life and investment-type product policy fees	1,428	1,358	1,392	1,370	1,343	4,152	4,105
Net investment income	4,295	4,454	3,745	4,473	4,486	12,909	12,704
Other revenues	301	406	474	475	479	935	1,428
Net investment gains (losses)	(606)	106	(333)	(227)	117	(414)	(443)
Net derivative gains (losses)	(123)	(55)	349	(59)	(378)	(535)	(88)
Total revenues	16,171	15,840	14,805	21,185	16,289	46,468	52,279

Expenses
Policyholder benefits and claims	10,728	9,295	8,718	14,866	10,080	29,018	33,664
Interest credited to policyholder account balances	1,338	1,526	769	1,424	1,334	4,081	3,527
Policyholder dividends	302	306	297	309	327	925	933
Capitalization of DAC	(761)	(784)	(796)	(834)	(810)	(2,218)	(2,440)
Amortization of DAC and VOBA	626	736	693	707	732	1,945	2,132
Amortization of negative VOBA	(32)	(27)	(22)	(16)	(7)	(113)	(45)
Interest expense on debt	284	278	286	309	267	851	862
Other expenses	3,201	3,549	3,204	3,319	3,287	9,404	9,810
Total expenses	15,686	14,879	13,149	20,084	15,210	43,893	48,443
Income (loss) from continuing operations before provision for income tax	485	961	1,656	1,101	1,079	2,575	3,836
Provision for income tax expense (benefit)	(398)	(1,354)	399	207	164	(116)	770
Income (loss) from continuing operations, net of income tax	883	2,315	1,257	894	915	2,691	3,066
Income (loss) from discontinued operations, net of income tax	(968)	—	—	—	—	(986)	—
Net income (loss)	(85)	2,315	1,257	894	915	1,705	3,066
Less: Net income (loss) attributable to noncontrolling interests	6	(2)	4	3	3	12	10
Net income (loss) attributable to MetLife, Inc.	(91)	2,317	1,253	891	912	1,693	3,056
Less: Preferred stock dividends	6	45	6	46	32	58	84
Net income (loss) available to MetLife, Inc.'s common shareholders	$(97)	$2,272	$1,247	$845	$880	$1,635	$2,972

Total Premiums, Fees and Other Revenues	$12,605	$11,335	$11,044	$16,998	$12,064	$34,508	$40,106

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Net income (loss) available to MetLife, Inc.'s common shareholders	$(97)	$2,272	$1,247	$845	$880
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(606)	106	(333)	(227)	117
Less: Net derivative gains (losses)	(123)	(55)	349	(59)	(378)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to continuing operations (1)	(494)	(296)	(146)	(233)	(360)
Less: Provision for income tax (expense) benefit	985	1,837	(42)	41	128
Less: Income (loss) from discontinued operations, net of income tax	(968)	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	6	(2)	4	3	3
Adjusted earnings available to common shareholders	$1,115	$678	$1,423	$1,326	$1,376

Net income (loss) available to MetLife, Inc.'s common shareholders per common share - diluted	$(0.09)	$2.14	$1.19	$0.83	$0.88
Less: Net investment gains (losses)	(0.57)	0.10	(0.32)	(0.22)	0.12
Less: Net derivative gains (losses)	(0.12)	(0.05)	0.33	(0.06)	(0.38)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to continuing operations	(0.45)	(0.28)	(0.14)	(0.23)	(0.37)
Less: Provision for income tax (expense) benefit	0.92	1.73	(0.04)	0.04	0.13
Less: Income (loss) from discontinued operations, net of income tax	(0.90)	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	0.01	—	—	—	—
Adjusted earnings available to common shareholders per common share - diluted	$1.04	$0.64	$1.36	$1.30	$1.38

	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Notable items impacting adjusted earnings available to common shareholders:
Variable investment income	$—	$—	$—	$—	$—
Catastrophe experience and prior year development, net	(10)	7	—	—	—
Actuarial assumption review and other insurance adjustments	125	(110)	62	—	(68)
Litigation reserves & settlement costs	—	(55)	—	—	—
Expense initiative costs	(17)	(42)	(34)	(62)	(88)
Other expense-related items	—	—	—	—	—
Tax adjustments	(167)	(298)	—	—	—
Total notable items (2)	$(69)	$(498)	$28	$(62)	$(156)

Notable items impacting adjusted earnings available to common shareholders per common share - diluted:
Variable investment income	$—	$—	$—	$—	$—
Catastrophe experience and prior year development, net	$(0.01)	$0.01	$—	$—	$—
Actuarial assumption review and other insurance adjustments	$0.12	$(0.10)	$0.06	$—	$(0.07)
Litigation reserves & settlement costs	$—	$(0.05)	$—	$—	$—
Expense initiative costs	$(0.02)	$(0.04)	$(0.03)	$(0.06)	$(0.09)
Other expense-related items	$—	$—	$—	$—	$—
Tax adjustments	$(0.16)	$(0.28)	$—	$—	$—
Total notable items (2)	$(0.06)	$(0.47)	$0.03	$(0.06)	$(0.16)

	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
Weighted average common shares outstanding - diluted	1,071.5	1,062.1	1,044.4	1,023.8	1,000.7

(1) See Page A-1 for further detail.

(2) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per common share - diluted. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable Items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable Items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Book value per common share (1)	$52.09	$54.24	$52.49	$50.28	$48.94
Book value per common share, excluding AOCI other than FCTA (1)	$41.21	$42.92	$43.36	$42.76	$42.97
Book value per common share - tangible common stockholders' equity (1)	$32.18	$33.63	$33.80	$33.22	$33.37

	For the Three Months Ended
Unaudited	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
Return on MetLife, Inc.'s (2):
Common stockholders' equity	(0.6)%	16.3%	9.0%	6.5%	7.1%
Common stockholders' equity, excluding AOCI other than FCTA	(0.8)%	20.6%	11.2%	7.8%	8.3%
Tangible common stockholders' equity	(0.9)%	26.4%	14.4%	10.1%	10.8%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	7.3%	4.9%	10.3%	10.2%	11.2%
Common stockholders' equity, excluding AOCI other than FCTA	9.1%	6.1%	12.8%	12.2%	12.9%
Common stockholders' equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	10.7%	6.1%	12.8%	12.2%	12.9%
Tangible common stockholders' equity	11.4%	8.0%	16.4%	15.8%	16.8%

	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Common shares outstanding, beginning of period	1,063.5	1,054.3	1,043.6	1,024.1	1,000.2
Share repurchases	(10.4)	(11.9)	(21.4)	(24.1)	(14.1)
Newly issued shares	1.2	1.2	1.9	0.2	0.5
Common shares outstanding, end of period	1,054.3	1,043.6	1,024.1	1,000.2	986.6

Weighted average common shares outstanding - basic	1,062.3	1,052.5	1,035.9	1,015.6	992.7
Dilutive effect of the exercise or issuance of stock-based awards	9.2	9.6	8.5	8.2	8.0
Weighted average common shares outstanding - diluted	1,071.5	1,062.1	1,044.4	1,023.8	1,000.7

MetLife Policyholder Trust Shares	157.3	155.2	153.5	151.6	150.0

(1) Calculated using common shares outstanding, end of period.

(2) Annualized using quarter-to-date results. See page A-4 for the return on MetLife, Inc.'s common stockholders' equity and adjusted return on MetLife, Inc.'s common stockholders' equity for the year ended December 31, 2017.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018

Total revenues	$16,171	$15,840	$14,805	$21,185	$16,289	$46,468	$52,279
Less: Net investment (gains) losses	(606)	106	(333)	(227)	117	(414)	(443)
Less: Net derivative (gains) losses	(123)	(55)	349	(59)	(378)	(535)	(88)
Less: Adjustments related to net investment (gains) losses and net derivative (gains) losses	4	(2)	(5)	(5)	11	14	1
Less: Other adjustments to revenues:
GMIB fees	32	31	30	31	32	94	93
Investment hedge adjustments	(97)	(85)	(110)	(119)	(125)	(350)	(354)
Operating joint venture adjustments	—	—	1	—	—	—	1
Unit-linked contract income	234	436	(353)	286	149	864	82
Securitization entities income	—	—	—	—	—	—	—
Settlement of foreign currency earnings hedges	5	6	4	5	5	16	14
Certain partnership distributions	—	—	(12)	(21)	(1)	—	(34)
TSA fees	—	—	79	78	78	—	235
Divested businesses	(54)	—	7	—	1	(562)	8
Total adjusted revenues	$16,776	$15,403	$15,148	$21,216	$16,400	$47,341	$52,764

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018

Net investment income	$4,295	$4,454	$3,745	$4,473	$4,486	$12,909	$12,704
Less: Adjustments to net investment income:
Investment hedge adjustments	(97)	(85)	(110)	(119)	(125)	(350)	(354)
Operating joint venture adjustments	—	—	1	—	—	—	1
Unit-linked contract income	234	436	(353)	286	149	864	82
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	—	—	(12)	(21)	(1)	—	(34)
Divested businesses	2	—	—	—	1	(46)	1
Net investment income, as reported on an adjusted basis	$4,156	$4,103	$4,219	$4,327	$4,462	$12,441	$13,008

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018

Total premiums, fees and other revenues	$12,605	$11,335	$11,044	$16,998	$12,064	$34,508	$40,106
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	4	(2)	(5)	(5)	11	14	1
GMIB fees	32	31	30	31	32	94	93
Settlement of foreign currency earnings hedges	5	6	4	5	5	16	14
TSA fees	—	—	79	78	78	—	235
Divested businesses	(56)	—	7	—	—	(516)	7
Total adjusted premiums, fees and other revenues	$12,620	$11,300	$10,929	$16,889	$11,938	$34,900	$39,756
Total adjusted premiums, fees and other revenues, on a constant currency basis	$12,517	$11,234	$10,748	$16,787	$11,938

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018

Total expenses	$15,686	$14,879	$13,149	$20,084	$15,210	$43,893	$48,443
Less: Adjustments related to net investment (gains) losses and net derivative (gains) losses	(2)	(28)	(14)	(10)	89	(32)	65
Less: Goodwill impairment	—	—	—	—	—	—	—
Less: Other adjustments to expenses:
Inflation and pass-through adjustments	(28)	(77)	41	—	(13)	46	28
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	138	93	15	60	187	259	262
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	6	2	—	(1)	—	11	(1)
PAB hedge adjustments	(1)	—	(1)	(1)	(1)	(3)	(3)
Unit-linked contract costs	229	420	(347)	268	133	844	54
Securitization entities debt expense	—	—	—	—	—	—	—
Noncontrolling interest	(10)	5	(7)	(5)	(3)	(17)	(15)
Regulatory implementation costs	—	—	1	2	3	—	6
Acquisition, integration and other costs	20	23	11	14	13	42	38
TSA fees	—	—	79	78	78	—	235
Divested businesses	266	244	9	83	24	252	116
Total adjusted expenses	$15,068	$14,197	$13,362	$19,596	$14,700	$42,491	$47,658

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018

Capitalization of DAC	$(761)	$(784)	$(796)	$(834)	$(810)	$(2,218)	$(2,440)
Less: Divested businesses	4	—	(1)	—	—	34	(1)
Capitalization of DAC, as reported on an adjusted basis	$(765)	$(784)	$(795)	$(834)	$(810)	$(2,252)	$(2,439)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018

Other expenses	$3,201	$3,549	$3,204	$3,319	$3,287	$9,404	$9,810
Less: Noncontrolling interest	(10)	5	(7)	(5)	(3)	(17)	(15)
Less: Regulatory implementation costs	—	—	1	2	3	—	6
Less: Acquisition, integration and other costs	20	23	11	14	13	42	38
Less: TSA fees	—	—	79	78	78	—	235
Less: Divested businesses	70	244	10	53	9	247	72
Other expenses, as reported on an adjusted basis	$3,121	$3,277	$3,110	$3,177	$3,187	$9,132	$9,474
Other expenses, as reported on an adjusted basis, on a constant currency basis	$3,067	$3,238	$3,029	$3,129	$3,187

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018
Other expenses	$3,201	$3,549	$3,204	$3,319	$3,287	$9,404	$9,810
Capitalization of DAC	(761)	(784)	(796)	(834)	(810)	(2,218)	(2,440)
Other expenses, net of capitalization of DAC	$2,440	$2,765	$2,408	$2,485	$2,477	$7,186	$7,370

Total premiums, fees and other revenues	$12,605	$11,335	$11,044	$16,998	$12,064	$34,508	$40,106

Expense ratio	19.4%	24.4%	21.8%	14.6%	20.5%	20.8%	18.4%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018
Other expenses by major category, as reported on an adjusted basis
Direct expenses	$1,506	$1,697	$1,462	$1,500	$1,543	$4,309	$4,505
Pension, postretirement and postemployment benefit costs	80	66	49	47	45	235	141
Premium taxes, other taxes, and licenses & fees	144	153	178	187	193	467	558
Commissions and other variable expenses	1,391	1,361	1,421	1,443	1,406	4,121	4,270
Other expenses, as reported on an adjusted basis	3,121	3,277	3,110	3,177	3,187	9,132	9,474
Capitalization of DAC, as reported on an adjusted basis	(765)	(784)	(795)	(834)	(810)	(2,252)	(2,439)
Other expenses, net of capitalization of DAC, as reported on an adjusted basis	2,356	2,493	2,315	2,343	2,377	6,880	7,035
Less: Total notable items related to other expenses, as reported on an adjusted basis	26	149	43	78	112	228	233
Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis	$2,330	$2,344	$2,272	$2,265	$2,265	$6,652	$6,802

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018
Employee related costs	$937	$846	$937	$894	$921	$2,753	$2,752
Third party staffing costs	412	519	381	401	435	1,172	1,217
General and administrative expenses	157	332	144	205	187	384	536
Direct expenses	1,506	1,697	1,462	1,500	1,543	4,309	4,505
Less: Total notable items related to direct expenses	26	149	43	78	112	147	233
Direct expenses, excluding total notable items related to direct expenses	$1,480	$1,548	$1,419	$1,422	$1,431	$4,162	$4,272

Other expenses, net of capitalization of DAC, as reported on an adjusted basis	$2,356	$2,493	$2,315	$2,343	$2,377	$6,880	$7,035
Less: Total notable items related to other expenses, as reported on an adjusted basis	26	149	43	78	112	228	233
Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis	$2,330	$2,344	$2,272	$2,265	$2,265	$6,652	$6,802

Total adjusted premiums, fees and other revenues	$12,620	$11,300	$10,929	$16,889	$11,938	$34,900	$39,756
Less: Pension risk transfer ("PRT")	1,829	597	—	5,952	1,018	2,708	6,970
Total adjusted premiums, fees and other revenues, excluding PRT	$10,791	$10,703	$10,929	$10,937	$10,920	$32,192	$32,786

Direct expense ratio	11.9%	15.0%	13.4%	8.9%	12.9%	12.3%	11.3%
Direct expense ratio, excluding total notable items related to direct expenses and PRT	13.7%	14.5%	13.0%	13.0%	13.1%	12.9%	13.0%

Adjusted expense ratio	18.7%	22.1%	21.2%	13.9%	19.9%	19.7%	17.7%
Adjusted expense ratio, excluding total notable items related to other expenses and PRT	21.6%	21.9%	20.8%	20.7%	20.7%	20.7%	20.7%

METLIFE CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$308,894	$308,931	$304,711	$306,331	$304,840
Equity securities available-for-sale, at estimated fair value	2,776	2,513	1,544	1,483	1,479
Contractholder-directed equity securities and fair value option securities, at estimated fair value	16,538	16,745	16,444	13,848	13,540
Mortgage loans	68,057	68,731	71,055	70,852	72,461
Policy loans	9,585	9,669	9,744	9,702	9,703
Real estate and real estate joint ventures	9,486	9,637	9,862	9,741	9,977
Other limited partnership interests	5,501	5,708	5,876	5,985	6,374
Short-term investments, principally at estimated fair value	7,217	4,870	5,121	3,853	5,231
Other invested assets, principally at estimated fair value	17,652	17,263	17,486	17,017	16,336
Total investments	445,706	444,067	441,843	438,812	439,941
Cash and cash equivalents, principally at estimated fair value	13,023	12,701	13,927	16,312	12,490
Accrued investment income	3,692	3,524	3,638	3,512	3,691
Premiums, reinsurance and other receivables	18,588	18,423	19,368	19,608	19,820
Deferred policy acquisition costs and value of business acquired	18,399	18,419	19,330	19,013	19,160
Current income tax recoverable	3	—	—	—	—
Goodwill	9,556	9,590	9,733	9,499	9,440
Other assets	8,149	8,167	8,387	8,230	8,493
Separate account assets	203,399	205,001	196,358	191,347	185,416
Total assets	$720,515	$719,892	$712,584	$706,333	$698,451

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$176,005	$177,974	$180,348	$184,461	$185,476
Policyholder account balances	181,703	182,518	184,289	182,493	184,094
Other policy-related balances	15,428	15,515	16,023	15,908	16,207
Policyholder dividends payable	730	682	672	695	709
Policyholder dividend obligation	2,201	2,121	1,277	792	456
Payables for collateral under securities loaned and other transactions	27,132	25,723	26,151	27,030	26,075
Short-term debt	214	477	526	479	290
Long-term debt	16,688	15,686	15,707	14,536	13,408
Collateral financing arrangements	1,220	1,121	1,108	1,085	1,073
Junior subordinated debt securities	3,144	3,144	3,145	3,146	3,146
Current income tax payable	—	311	155	222	166
Deferred income tax liability	8,695	6,767	6,304	5,377	4,924
Other liabilities	26,745	23,982	24,013	24,930	25,202
Separate account liabilities	203,399	205,001	196,358	191,347	185,416
Total liabilities	663,304	661,022	656,076	652,501	646,642

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	31,066	31,111	31,653	32,454	32,475
Retained earnings	24,677	26,527	26,453	26,870	27,331
Treasury stock, at cost	(5,779)	(6,401)	(7,442)	(8,557)	(9,193)
Accumulated other comprehensive income (loss)	7,005	7,427	5,634	2,854	1,000
Total MetLife, Inc.'s stockholders' equity	56,981	58,676	56,310	53,633	51,625
Noncontrolling interests	230	194	198	199	184
Total equity	57,211	58,870	56,508	53,832	51,809
Total liabilities and equity	$720,515	$719,892	$712,584	$706,333	$698,451

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, AND ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY
SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$370	$352	$283	$335	$474
RETIREMENT AND INCOME SOLUTIONS	381	266	426	436	426
PROPERTY & CASUALTY	63	133	115	74	104
TOTAL U.S.	$814	$751	$824	$845	$1,004
ASIA	470	471	472	524	397
LATIN AMERICA	214	158	215	200	235
EMEA	92	91	102	112	70
METLIFE HOLDINGS	538	276	529	346	405
CORPORATE & OTHER	(420)	(541)	(356)	(407)	(411)
Total adjusted earnings before provision for income tax	$1,708	$1,206	$1,786	$1,620	$1,700

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$129	$122	$65	$74	$104
RETIREMENT AND INCOME SOLUTIONS	134	93	87	89	87
PROPERTY & CASUALTY	12	38	19	11	18
TOTAL U.S.	$275	$253	$171	$174	$209
ASIA	156	161	145	161	131
LATIN AMERICA	51	33	75	55	65
EMEA	21	12	21	26	15
METLIFE HOLDINGS	174	82	104	66	78
CORPORATE & OTHER	(90)	(58)	(159)	(234)	(206)
Total provision for income tax expense (benefit)	$587	$483	$357	$248	$292

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$241	$230	$218	$261	$370
RETIREMENT AND INCOME SOLUTIONS	247	173	339	347	339
PROPERTY & CASUALTY	51	95	96	63	86
TOTAL U.S.	$539	$498	$653	$671	$795
ASIA	314	310	327	363	266
LATIN AMERICA	163	125	140	145	170
EMEA	71	79	81	86	55
METLIFE HOLDINGS	364	194	425	280	327
CORPORATE & OTHER (1)	(336)	(528)	(203)	(219)	(237)
Total adjusted earnings available to common shareholders (1)	$1,115	$678	$1,423	$1,326	$1,376

ADJUSTED RETURN ON ALLOCATED EQUITY (2)
	For the Three Months Ended
Unaudited	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

U.S.
GROUP BENEFITS	34.2%	32.7%	31.2%	37.3%	52.9%
RETIREMENT AND INCOME SOLUTIONS	17.8%	12.5%	21.8%	22.4%	21.8%
PROPERTY & CASUALTY	11.0%	20.4%	20.7%	13.6%	18.6%
TOTAL U.S.	21.1%	19.5%	24.1%	24.7%	29.3%
ASIA	10.0%	9.9%	9.2%	10.2%	7.5%
LATIN AMERICA	22.2%	17.0%	17.8%	18.5%	21.7%
EMEA	8.8%	9.8%	9.3%	9.9%	6.3%
METLIFE HOLDINGS	12.9%	6.9%	16.9%	11.1%	13.0%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (2)
	For the Three Months Ended
Unaudited	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

U.S.	24.6%	22.7%	27.9%	28.6%	33.9%
ASIA	16.0%	15.8%	13.9%	15.4%	11.3%
LATIN AMERICA	38.3%	29.3%	29.8%	30.9%	36.2%
EMEA	14.5%	16.1%	15.3%	16.2%	10.5%
METLIFE HOLDINGS	14.5%	7.8%	19.0%	12.6%	14.6%

(1) Includes impact of preferred stock dividends of $6 million, $45 million, $6 million, $46 million and $32 million for the three months ended September 30, 2017, December 31, 2017, March 31, 2018, June 30, 2018 and September 30, 2018, respectively.

(2) Annualized using quarter-to-date results. See Page A-5 for the return on allocated equity and return on allocated tangible equity for each of the periods presented.

U.S. STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018

Adjusted revenues
Premiums	$6,987	$5,583	$5,217	$11,302	$6,431	$18,049	$22,950
Universal life and investment-type product policy fees	247	249	258	262	252	763	772
Net investment income	1,602	1,607	1,662	1,719	1,787	4,789	5,168
Other revenues	197	206	204	203	206	600	613
Total adjusted revenues	9,033	7,645	7,341	13,486	8,676	24,201	29,503

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	6,916	5,580	5,138	11,233	6,219	18,047	22,590
Interest credited to policyholder account balances	376	388	407	439	457	1,086	1,303
Capitalization of DAC	(126)	(116)	(106)	(114)	(116)	(342)	(336)
Amortization of DAC and VOBA	118	113	115	114	128	346	357
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	3	2	4	2	8	8
Other expenses	933	926	961	965	982	2,756	2,908
Total adjusted expenses	8,219	6,894	6,517	12,641	7,672	21,901	26,830
Adjusted earnings before provision for income tax	814	751	824	845	1,004	2,300	2,673
Provision for income tax expense (benefit)	275	253	171	174	209	771	554
Adjusted earnings	539	498	653	671	795	1,529	2,119
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$539	$498	$653	$671	$795	$1,529	$2,119

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$539	$498	$653	$671	$795	$1,529	$2,119
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	96	102	(110)	67	58	78	15
Net derivative gains (losses)	(14)	13	(54)	151	(17)	(34)	80
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	(43)	(35)	(54)	(74)	(63)	(160)	(191)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(1)	(1)	8	(2)	6	(4)	12
Interest credited to policyholder account balances	1	—	1	1	1	3	3
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(13)	(28)	45	(31)	2	40	16
Income (loss) from continuing operations, net of income tax	565	549	489	783	782	1,452	2,054
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	565	549	489	783	782	1,452	2,054
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net income (loss) attributable to MetLife, Inc.	565	549	489	783	782	1,452	2,054
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$565	$549	$489	$783	$782	$1,452	$2,054

Total Adjusted Premiums, Fees and Other Revenues	$7,431	$6,038	$5,679	$11,767	$6,889	$19,412	$24,335

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018

Adjusted revenues
Premiums	$3,756	$3,780	$4,094	$4,051	$3,988	$11,607	$12,133
Universal life and investment-type product policy fees	197	198	203	199	200	601	602
Net investment income	285	275	279	277	296	850	852
Other revenues	120	127	126	128	129	367	383
Total adjusted revenues	4,358	4,380	4,702	4,655	4,613	13,425	13,970

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3,374	3,413	3,744	3,659	3,455	10,604	10,858
Interest credited to policyholder account balances	34	34	33	36	37	102	106
Capitalization of DAC	(8)	(7)	(7)	(8)	(6)	(24)	(21)
Amortization of DAC and VOBA	9	7	11	10	22	29	43
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	1	—	1	—	1	1
Other expenses	579	580	638	622	631	1,733	1,891
Total adjusted expenses	3,988	4,028	4,419	4,320	4,139	12,445	12,878
Adjusted earnings before provision for income tax	370	352	283	335	474	980	1,092
Provision for income tax expense (benefit)	129	122	65	74	104	342	243
Adjusted earnings	241	230	218	261	370	638	849
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$241	$230	$218	$261	$370	$638	$849

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$241	$230	$218	$261	$370	$638	$849
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	—	7	(17)	(11)	29	6	1
Net derivative gains (losses)	(7)	(13)	(45)	17	(21)	(15)	(49)
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	(16)	(15)	(16)	(16)	(15)	(54)	(47)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	8	7	17	2	—	22	19
Income (loss) from continuing operations, net of income tax	226	216	157	253	363	597	773
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	226	216	157	253	363	597	773
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net income (loss) attributable to MetLife, Inc.	226	216	157	253	363	597	773
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$226	$216	$157	$253	$363	$597	$773

Total Adjusted Premiums, Fees and Other Revenues	$4,073	$4,105	$4,423	$4,378	$4,317	$12,575	$13,118

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018

Adjusted revenues
Premiums	$2,336	$902	$244	$6,359	$1,535	$3,797	$8,138
Universal life and investment-type product policy fees	50	51	55	63	52	162	170
Net investment income	1,276	1,294	1,340	1,400	1,444	3,815	4,184
Other revenues	73	73	72	70	71	217	213
Total adjusted revenues	3,735	2,320	1,711	7,892	3,102	7,991	12,705

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	2,897	1,587	806	6,938	2,144	5,461	9,888
Interest credited to policyholder account balances	342	354	374	403	420	984	1,197
Capitalization of DAC	(12)	(9)	(5)	(1)	(2)	(22)	(8)
Amortization of DAC and VOBA	7	4	6	6	5	16	17
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	2	2	3	2	7	7
Other expenses	118	116	102	107	107	342	316
Total adjusted expenses	3,354	2,054	1,285	7,456	2,676	6,788	11,417
Adjusted earnings before provision for income tax	381	266	426	436	426	1,203	1,288
Provision for income tax expense (benefit)	134	93	87	89	87	420	263
Adjusted earnings	247	173	339	347	339	783	1,025
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$247	$173	$339	$347	$339	$783	$1,025

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$247	$173	$339	$347	$339	$783	$1,025
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	96	93	(90)	81	31	67	22
Net derivative gains (losses)	(8)	24	(8)	133	4	(15)	129
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	(27)	(20)	(38)	(58)	(48)	(106)	(144)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(1)	(1)	8	(2)	6	(4)	12
Interest credited to policyholder account balances	1	—	1	1	1	3	3
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(21)	(33)	27	(33)	1	18	(5)
Income (loss) from continuing operations, net of income tax	287	236	239	469	334	746	1,042
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	287	236	239	469	334	746	1,042
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net income (loss) attributable to MetLife, Inc.	287	236	239	469	334	746	1,042
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$287	$236	$239	$469	$334	$746	$1,042

Total Adjusted Premiums, Fees and Other Revenues	$2,459	$1,026	$371	$6,492	$1,658	$4,176	$8,521

U.S. PROPERTY & CASUALTY STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018

Adjusted revenues
Premiums	$895	$901	$879	$892	$908	$2,645	$2,679
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	41	38	43	42	47	124	132
Other revenues	4	6	6	5	6	16	17
Total adjusted revenues	940	945	928	939	961	2,785	2,828

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	645	580	588	636	620	1,982	1,844
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(106)	(100)	(94)	(105)	(108)	(296)	(307)
Amortization of DAC and VOBA	102	102	98	98	101	301	297
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	236	230	221	236	244	681	701
Total adjusted expenses	877	812	813	865	857	2,668	2,535
Adjusted earnings before provision for income tax	63	133	115	74	104	117	293
Provision for income tax expense (benefit)	12	38	19	11	18	9	48
Adjusted earnings	51	95	96	63	86	108	245
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$51	$95	$96	$63	$86	$108	$245

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$51	$95	$96	$63	$86	$108	$245
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	—	2	(3)	(3)	(2)	5	(8)
Net derivative gains (losses)	1	2	(1)	1	—	(4)	—
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	—	(2)	1	—	1	—	2
Income (loss) from continuing operations, net of income tax	52	97	93	61	85	109	239
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	52	97	93	61	85	109	239
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net income (loss) attributable to MetLife, Inc.	52	97	93	61	85	109	239
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$52	$97	$93	$61	$85	$109	$239

Total Adjusted Premiums, Fees and Other Revenues	$899	$907	$885	$897	$914	$2,661	$2,696

U.S. GROUP BENEFITS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
Balance, beginning of period	$18,954	$18,939	$18,927	$18,958	$18,909
Premiums and deposits	4,549	4,553	4,933	4,876	4,784
Surrenders and withdrawals	(646)	(588)	(621)	(617)	(611)
Benefit payments	(3,378)	(3,496)	(3,822)	(3,786)	(3,541)
Net Flows	525	469	490	473	632
Net transfers from (to) separate account	2	—	—	—	(1)
Interest	132	129	138	142	145
Policy charges	(149)	(148)	(149)	(150)	(147)
Other	(525)	(462)	(448)	(514)	(634)
Balance, end of period	$18,939	$18,927	$18,958	$18,909	$18,904

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
Balance, beginning of period	$836	$857	$889	$880	$898
Premiums and deposits	62	62	63	62	63
Surrenders and withdrawals	(19)	(17)	(21)	(16)	(16)
Benefit payments	(1)	(1)	(1)	(1)	(1)
Net Flows	42	44	41	45	46
Investment performance	35	41	3	27	44
Net transfers from (to) general account	(2)	—	—	—	1
Policy charges	(52)	(51)	(52)	(52)	(53)
Other	(2)	(2)	(1)	(2)	(1)
Balance, end of period	$857	$889	$880	$898	$935

U.S. GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Direct and allocated expenses	$310	$321	$325	$310	$313
Pension, postretirement and postemployment benefit costs	17	16	7	13	10
Premium taxes, other taxes, and licenses & fees	50	52	83	81	86
Commissions and other variable expenses	202	191	223	218	222
Other expenses, as reported on an adjusted basis	$579	$580	$638	$622	$631

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Group Life (1)
Adjusted premiums, fees and other revenues	$1,641	$1,633	$1,739	$1,741	$1,722
Mortality ratio	85.0%	87.2%	88.0%	87.9%	85.0%
Group Non-Medical Health (2)
Adjusted premiums, fees and other revenues	$1,628	$1,640	$1,719	$1,687	$1,713
Interest adjusted benefit ratio (3)	74.7%	73.7%	75.9%	73.1%	68.1%

(1) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(2) Includes dental, group and individual disability, accident & health, critical illness, vision and other health.

(3) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
Balance, beginning of period	$103,417	$107,296	$108,147	$108,096	$113,324
Premiums and deposits	19,622	17,659	20,064	23,118	21,295
Surrenders and withdrawals	(15,926)	(16,912)	(20,895)	(17,158)	(19,576)
Benefit payments	(849)	(841)	(816)	(928)	(1,002)
Net Flows	2,847	(94)	(1,647)	5,032	717
Net transfers from (to) separate account	1	6	(9)	—	—
Interest	864	880	904	969	1,013
Policy charges	(20)	(6)	(34)	(39)	(37)
Other	187	65	735	(734)	(221)
Balance, end of period	$107,296	$108,147	$108,096	$113,324	$114,796

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
Balance, beginning of period	$87,049	$82,341	$80,354	$76,709	$77,223
Premiums and deposits	958	1,261	1,651	2,234	850
Surrenders and withdrawals	(4,550)	(2,889)	(4,567)	(2,133)	(7,370)
Benefit payments	(22)	(11)	(17)	(34)	(17)
Net Flows	(3,614)	(1,639)	(2,933)	67	(6,537)
Investment performance	1,003	812	(798)	30	564
Net transfers from (to) general account	(1)	(6)	9	—	—
Policy charges	(77)	(76)	(78)	(78)	(74)
Other	(2,019)	(1,078)	155	495	(780)
Balance, end of period	$82,341	$80,354	$76,709	$77,223	$70,396

U.S. RETIREMENT AND INCOME SOLUTIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Direct and allocated expenses	$64	$64	$67	$63	$59
Pension, postretirement and postemployment benefit costs	5	5	1	2	2
Premium taxes, other taxes, and licenses & fees	3	13	2	6	5
Commissions and other variable expenses	46	34	32	36	41
Other expenses, as reported on an adjusted basis	$118	$116	$102	$107	$107

SPREAD

	For the Three Months Ended
Unaudited	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Investment income yield excluding variable investment income	4.42%	4.43%	4.50%	4.73%	4.70%
Variable investment income yield	0.36%	0.22%	0.22%	0.16%	0.21%
Total investment income yield	4.78%	4.65%	4.72%	4.89%	4.91%
Average crediting rate	3.43%	3.38%	3.44%	3.60%	3.66%
Annualized general account spread	1.35%	1.27%	1.28%	1.29%	1.25%

Annualized general account spread excluding variable investment income yield	0.99%	1.05%	1.06%	1.13%	1.04%

U.S. PROPERTY & CASUALTY
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Direct and allocated expenses	$100	$104	$103	$103	$110
Pension, postretirement and postemployment benefit costs	8	8	4	4	4
Premium taxes, other taxes, and licenses & fees	23	23	20	26	26
Commissions and other variable expenses	105	95	94	103	104
Other expenses, as reported on an adjusted basis	$236	$230	$221	$236	$244

NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA
	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Net Written Premiums by Product
Auto	$617	$581	$586	$611	$632
Homeowners & Other	329	291	261	330	339
Total	$946	$872	$847	$941	$971
Selected Financial Information and Supplemental Data (1)
Total Property & Casualty
Net earned premium	$895	$901	$879	$892	$908
Loss and loss adjustment expense ratio	72.1%	64.4%	66.9%	71.3%	68.2%
Other expense ratio	25.7%	25.5%	25.3%	25.5%	25.8%
Total combined ratio	97.8%	89.9%	92.2%	96.8%	94.0%

Effect of catastrophe losses	9.6%	3.0%	6.6%	12.1%	5.4%
Combined ratio excluding catastrophes	88.2%	86.9%	85.6%	84.7%	88.6%
Prior year development	(0.7)%	(1.2)%	(0.6)%	(0.4)%	(0.3)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	88.9%	88.1%	86.2%	85.1%	88.9%
Auto
Net earned premium	$585	$591	$582	$591	$599
Loss and loss adjustment expense ratio	74.5%	74.9%	65.8%	66.1%	70.0%
Other expense ratio	25.2%	24.9%	25.5%	25.1%	25.5%
Total combined ratio	99.7%	99.8%	91.3%	91.2%	95.5%

Effect of catastrophe losses	6.4%	0.6%	(0.2)%	0.9%	1.5%
Combined ratio excluding catastrophes	93.3%	99.2%	91.5%	90.3%	94.0%
Prior year development	(0.9)%	(1.8)%	(0.7)%	(0.3)%	(0.4)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	94.2%	101.0%	92.2%	90.6%	94.4%
Homeowners & Other
Net earned premium	$310	$310	$297	$301	$309
Loss and loss adjustment expense ratio	67.5%	44.4%	68.9%	81.4%	64.7%
Other expense ratio	26.5%	26.6%	24.9%	26.5%	26.5%
Total combined ratio	94.0%	71.0%	93.8%	107.9%	91.2%

Effect of catastrophe losses	15.7%	7.6%	19.8%	34.1%	12.9%
Combined ratio excluding catastrophes	78.3%	63.4%	74.0%	73.8%	78.3%
Prior year development	(0.2)%	(0.2)%	(0.4)%	(0.6)%	(0.2)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	78.5%	63.6%	74.4%	74.4%	78.5%
Catastrophe Losses Before Provision for Income Tax
Auto	$37	$4	$(1)	$5	$9
Homeowners & Other	49	23	59	103	40
Total	$86	$27	$58	$108	$49

(1) This selected financial information and supplemental data are presented and calculated based on general industry standards.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018

Adjusted revenues
Premiums	$1,696	$1,692	$1,748	$1,654	$1,689	$5,063	$5,091
Universal life and investment-type product policy fees	458	385	394	399	428	1,199	1,221
Net investment income	762	792	795	839	830	2,193	2,464
Other revenues	11	11	15	13	12	32	40
Total adjusted revenues	2,927	2,880	2,952	2,905	2,959	8,487	8,816

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,223	1,290	1,343	1,237	1,354	3,785	3,934
Interest credited to policyholder account balances	349	348	351	362	381	1,003	1,094
Capitalization of DAC	(420)	(442)	(465)	(495)	(478)	(1,268)	(1,438)
Amortization of DAC and VOBA	424	295	314	313	366	1,005	993
Amortization of negative VOBA	(24)	(20)	(15)	(12)	(4)	(91)	(31)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	905	938	952	976	943	2,675	2,871
Total adjusted expenses	2,457	2,409	2,480	2,381	2,562	7,109	7,423
Adjusted earnings before provision for income tax	470	471	472	524	397	1,378	1,393
Provision for income tax expense (benefit)	156	161	145	161	131	459	437
Adjusted earnings	314	310	327	363	266	919	956
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$314	$310	$327	$363	$266	$919	$956

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$314	$310	$327	$363	$266	$919	$956
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(37)	67	78	5	(72)	61	11
Net derivative gains (losses)	(58)	40	259	(177)	(339)	(9)	(257)
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	3	(1)	(4)	(3)	10	14	3
Net investment income	80	116	(86)	7	60	198	(19)
Other revenues	5	6	4	5	5	16	14
Policyholder benefits and claims and policyholder dividends	(8)	(2)	—	1	1	(18)	2
Interest credited to policyholder account balances	(90)	(127)	74	(16)	(64)	(218)	(6)
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	(1)	3	7	1	(17)	(12)	(9)
Amortization of negative VOBA	2	1	1	—	—	8	1
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	(3)	(11)	(4)	—	(3)	(16)	(7)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	36	(31)	(92)	49	126	(16)	83
Income (loss) from continuing operations, net of income tax	243	371	564	235	(27)	927	772
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	243	371	564	235	(27)	927	772
Less: Net income (loss) attributable to noncontrolling interests	1	—	—	1	(1)	2	—
Net income (loss) attributable to MetLife, Inc.	242	371	564	234	(26)	925	772
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$242	$371	$564	$234	$(26)	$925	$772

Total Adjusted Premiums, Fees and Other Revenues	$2,165	$2,088	$2,157	$2,066	$2,129	$6,294	$6,352

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Total adjusted premiums, fees and other revenues	$2,165	$2,088	$2,157	$2,066	$2,129

Total adjusted premiums, fees and other revenues, on a constant currency basis	$2,151	$2,096	$2,089	$2,017	$2,129
Add: Operating joint ventures premiums, fees and other revenues, on a constant currency basis (1), (2)	191	212	226	211	220
Total adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,342	$2,308	$2,315	$2,228	$2,349

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Direct and allocated expenses	$337	$352	$332	$334	$325
Pension, postretirement and postemployment benefit costs	21	22	21	20	20
Premium taxes, other taxes, and licenses & fees	33	28	37	44	40
Commissions and other variable expenses	514	536	562	578	558
Other expenses, as reported on an adjusted basis	$905	$938	$952	$976	$943
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$485	$496	$487	$481	$465

Other expenses, as reported on an adjusted basis, on a constant currency basis	$898	$941	$924	$955	$943
Add: Operating joint ventures other expenses, as reported on an adjusted basis, on a constant currency basis (1), (2)	78	88	87	90	94
Other expenses, as reported on an adjusted basis, including operating joint ventures, on a constant currency basis	$976	$1,029	$1,011	$1,045	$1,037
Other expenses, as reported on an adjusted basis, including operating joint ventures, net of capitalization of DAC, on a constant currency basis	$526	$550	$522	$527	$522

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Japan:
Life	$156	$161	$164	$165	$165
Accident & Health	74	88	79	91	104
Annuities	95	96	168	200	181
Other	2	2	2	2	1
Total Japan	327	347	413	458	451
Other Asia	228	255	225	218	265
Total sales	$555	$602	$638	$676	$716

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Adjusted earnings available to common shareholders	$314	$310	$327	$363	$266
Adjusted earnings available to common shareholders, on a constant currency basis	$310	$308	$317	$355	$266

(1) Adjusted premiums, universal life and investment-type product policy fees, other revenues and other expenses are reported as part of net investment income on the statement of adjusted earnings available to common shareholders for operating joint ventures.

(2) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) Vietnam, (ii) China, (iii) Malaysia and (iv) India.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018

Adjusted revenues
Premiums	$701	$700	$699	$688	$692	$1,993	$2,079
Universal life and investment-type product policy fees	229	280	282	275	229	764	786
Net investment income	299	328	276	327	339	891	942
Other revenues	7	8	8	9	7	24	24
Total adjusted revenues	1,236	1,316	1,265	1,299	1,267	3,672	3,831

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	640	666	646	660	670	1,869	1,976
Interest credited to policyholder account balances	99	94	98	95	102	275	295
Capitalization of DAC	(94)	(100)	(94)	(91)	(97)	(264)	(282)
Amortization of DAC and VOBA	—	78	60	71	5	146	136
Amortization of negative VOBA	(1)	—	—	—	(1)	(1)	(1)
Interest expense on debt	1	1	2	1	2	4	5
Other expenses	377	419	338	363	351	1,060	1,052
Total adjusted expenses	1,022	1,158	1,050	1,099	1,032	3,089	3,181
Adjusted earnings before provision for income tax	214	158	215	200	235	583	650
Provision for income tax expense (benefit)	51	33	75	55	65	123	195
Adjusted earnings	163	125	140	145	170	460	455
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$163	$125	$140	$145	$170	$460	$455

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$163	$125	$140	$145	$170	$460	$455
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	20	(81)	3	1	5	34	9
Net derivative gains (losses)	46	(65)	149	(116)	35	173	68
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	—	—	7	—	—	—	7
Net investment income	29	9	(7)	(16)	(3)	60	(26)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	29	78	(49)	2	6	(42)	(41)
Interest credited to policyholder account balances	(35)	(15)	(16)	—	(12)	(90)	(28)
Capitalization of DAC	—	—	1	—	—	—	1
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	2	1	—	2	2	7	4
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(30)	9	(42)	36	(5)	(50)	(11)
Income (loss) from continuing operations, net of income tax	224	61	186	54	198	552	438
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	224	61	186	54	198	552	438
Less: Net income (loss) attributable to noncontrolling interests	1	2	1	2	1	5	4
Net income (loss) attributable to MetLife, Inc.	223	59	185	52	197	547	434
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$223	$59	$185	$52	$197	$547	$434

Total Adjusted Premiums, Fees and Other Revenues	$937	$988	$989	$972	$928	$2,781	$2,889

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Direct and allocated expenses	$142	$175	$105	$142	$128
Pension, postretirement and postemployment benefit costs	1	2	1	1	1
Premium taxes, other taxes, and licenses & fees	16	18	17	15	16
Commissions and other variable expenses	218	224	215	205	206
Other expenses, as reported on an adjusted basis	$377	$419	$338	$363	$351
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$283	$319	$244	$272	$254
Other expenses, as reported on an adjusted basis, on a constant currency basis	$341	$389	$305	$347	$351
Other expenses, as reported on an adjusted basis, net of capitalization of DAC, on a constant currency basis	$255	$294	$217	$259	$254

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Mexico	$82	$89	$76	$79	$77
Chile	74	71	81	81	87
All other	49	56	48	50	46
Total sales	$205	$216	$205	$210	$210

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Adjusted premiums, fees and other revenues	$937	$988	$989	$972	$928
Adjusted earnings available to common shareholders	$163	$125	$140	$145	$170

Adjusted premiums, fees and other revenues, on a constant currency basis	$869	$941	$919	$943	$928
Adjusted earnings available to common shareholders, on a constant currency basis	$150	$120	$139	$133	$170

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018

Adjusted revenues
Premiums	$527	$527	$551	$546	$514	$1,534	$1,611
Universal life and investment-type product policy fees	109	109	112	107	105	296	324
Net investment income	77	80	75	73	73	229	221
Other revenues	(2)	15	16	20	15	43	51
Total adjusted revenues	711	731	754	746	707	2,102	2,207

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	282	256	294	286	281	821	861
Interest credited to policyholder account balances	26	25	25	26	24	75	75
Capitalization of DAC	(109)	(113)	(118)	(121)	(109)	(301)	(348)
Amortization of DAC and VOBA	78	97	106	108	110	260	324
Amortization of negative VOBA	(5)	(6)	(6)	(4)	(2)	(13)	(12)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	347	381	351	339	333	995	1,023
Total adjusted expenses	619	640	652	634	637	1,837	1,923
Adjusted earnings before provision for income tax	92	91	102	112	70	265	284
Provision for income tax expense (benefit)	21	12	21	26	15	47	62
Adjusted earnings	71	79	81	86	55	218	222
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$71	$79	$81	$86	$55	$218	$222

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$71	$79	$81	$86	$55	$218	$222
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(12)	(2)	(6)	4	3	(8)	1
Net derivative gains (losses)	3	11	1	(2)	39	21	38
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	8	6	6	6	9	20	21
Net investment income	109	294	(293)	269	65	554	41
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(9)	7	5	(24)	(42)	(35)	(61)
Interest credited to policyholder account balances	(104)	(278)	289	(252)	(57)	(536)	(20)
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	(1)	1	1	1	(1)	—	1
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	(3)	(6)	(4)	(12)	(8)	(10)	(24)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	—	(21)	7	(4)	(6)	(14)	(3)
Income (loss) from continuing operations, net of income tax	62	91	87	72	57	210	216
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	62	91	87	72	57	210	216
Less: Net income (loss) attributable to noncontrolling interests	1	—	—	1	1	2	2
Net income (loss) attributable to MetLife, Inc.	61	91	87	71	56	208	214
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$61	$91	$87	$71	$56	$208	$214

Total Adjusted Premiums, Fees and Other Revenues	$634	$651	$679	$673	$634	$1,873	$1,986

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Direct and allocated expenses	$144	$169	$136	$113	$127
Pension, postretirement and postemployment benefit costs	2	2	2	3	2
Premium taxes, other taxes, and licenses & fees	6	9	7	6	10
Commissions and other variable expenses	195	201	206	217	194
Other expenses, as reported on an adjusted basis	$347	$381	$351	$339	$333
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$238	$268	$233	$218	$224
Other expenses, as reported on an adjusted basis, on a constant currency basis	$336	$369	$331	$328	$333
Other expenses, as reported on an adjusted basis, net of capitalization of DAC, on a constant currency basis	$233	$262	$222	$212	$224

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Adjusted premiums, fees and other revenues	$634	$651	$679	$673	$634
Adjusted earnings available to common shareholders	$71	$79	$81	$86	$55

Adjusted premiums, fees and other revenues, on a constant currency basis	$613	$624	$636	$649	$634
Adjusted earnings available to common shareholders, on a constant currency basis	$66	$68	$72	$80	$55
Total sales on a constant currency basis	$241	$215	$249	$215	$187

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018

Adjusted revenues
Premiums	$989	$1,074	$950	$957	$949	$3,070	$2,856
Universal life and investment-type product policy fees	349	305	314	301	286	1,056	901
Net investment income	1,390	1,375	1,352	1,329	1,375	4,232	4,056
Other revenues	37	74	67	68	70	170	205
Total adjusted revenues	2,765	2,828	2,683	2,655	2,680	8,528	8,018

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,732	1,818	1,550	1,706	1,766	5,182	5,022
Interest credited to policyholder account balances	255	251	236	235	238	767	709
Capitalization of DAC	(14)	(11)	(10)	(10)	(8)	(71)	(28)
Amortization of DAC and VOBA	(70)	159	100	101	13	143	214
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	2	2	2	2	22	6
Other expenses	322	333	276	275	264	1,032	815
Total adjusted expenses	2,227	2,552	2,154	2,309	2,275	7,075	6,738
Adjusted earnings before provision for income tax	538	276	529	346	405	1,453	1,280
Provision for income tax expense (benefit)	174	82	104	66	78	465	248
Adjusted earnings	364	194	425	280	327	988	1,032
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$364	$194	$425	$280	$327	$988	$1,032

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$364	$194	$425	$280	$327	$988	$1,032
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	23	24	(106)	(66)	58	47	(114)
Net derivative gains (losses)	(98)	(18)	34	17	(164)	(321)	(113)
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	25	24	23	23	24	74	70
Net investment income	(39)	(37)	(39)	(40)	(38)	(144)	(117)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(128)	(79)	(11)	(27)	(126)	(243)	(164)
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	6	3	(4)	(1)	(90)	65	(95)
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	74	153	22	19	71	184	112
Income (loss) from continuing operations, net of income tax	227	264	344	205	62	650	611
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	227	264	344	205	62	650	611
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net income (loss) attributable to MetLife, Inc.	227	264	344	205	62	650	611
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$227	$264	$344	$205	$62	$650	$611

Total Adjusted Premiums, Fees and Other Revenues	$1,375	$1,453	$1,331	$1,326	$1,305	$4,296	$3,962

METLIFE HOLDINGS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
Balance, beginning of period	$80,313	$80,528	$80,795	$79,992	$80,103
Premiums and deposits (2), (3)	1,258	1,375	1,243	1,200	1,234
Surrenders and withdrawals	(584)	(646)	(638)	(602)	(628)
Benefit payments	(642)	(679)	(733)	(703)	(747)
Net Flows	32	50	(128)	(105)	(141)
Net transfers from (to) separate account	12	11	8	12	19
Interest	819	825	811	816	821
Policy charges	(199)	(199)	(199)	(193)	(192)
Other	(449)	(420)	(1,295)	(419)	(352)
Balance, end of period	$80,528	$80,795	$79,992	$80,103	$80,258

ANNUITIES	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
Balance, beginning of period	$21,329	$21,180	$20,791	$20,419	$20,153
Premiums and deposits (2), (3)	134	109	109	110	97
Surrenders and withdrawals	(372)	(470)	(450)	(397)	(424)
Benefit payments	(154)	(161)	(170)	(171)	(145)
Net Flows	(392)	(522)	(511)	(458)	(472)
Net transfers from (to) separate account	66	16	33	60	89
Interest	158	156	154	149	151
Policy charges	(5)	(4)	(5)	(5)	(4)
Other	24	(35)	(43)	(12)	8
Balance, end of period	$21,180	$20,791	$20,419	$20,153	$19,925

SEPARATE ACCOUNT LIABILITIES

LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
Balance, beginning of period	$5,537	$5,670	$5,855	$5,167	$5,254
Premiums and deposits (3)	70	69	71	66	65
Surrenders and withdrawals	(56)	(63)	(59)	(66)	(66)
Benefit payments	(6)	(6)	(8)	(8)	(8)
Net Flows	8	—	4	(8)	(9)
Investment performance	207	270	(9)	200	294
Net transfers from (to) general account	(12)	(11)	(8)	(12)	(19)
Policy charges	(69)	(71)	(68)	(67)	(66)
Other	(1)	(3)	(607)	(26)	(4)
Balance, end of period	$5,670	$5,855	$5,167	$5,254	$5,450

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
Balance, beginning of period	$44,907	$45,278	$45,678	$43,958	$43,241
Premiums and deposits (3)	133	107	107	108	80
Surrenders and withdrawals	(964)	(1,125)	(1,188)	(1,201)	(1,149)
Benefit payments	(90)	(106)	(113)	(106)	(101)
Net Flows	(921)	(1,124)	(1,194)	(1,199)	(1,170)
Investment performance	1,587	1,766	(275)	766	1,369
Net transfers from (to) general account	(66)	(16)	(33)	(60)	(89)
Policy charges	(230)	(228)	(218)	(225)	(221)
Other	1	2	—	1	(2)
Balance, end of period	$45,278	$45,678	$43,958	$43,241	$43,128

(1) Long-Term Care and Japan reinsurance are reported as part of "Other" within Life & Other.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Includes company-sponsored internal exchanges.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Direct and allocated expenses	$204	$209	$184	$181	$175
Pension, postretirement and postemployment benefit costs	25	23	5	7	6
Premium taxes, other taxes, and licenses & fees	19	17	20	19	20
Commissions and other variable expenses	74	84	67	68	63
Other expenses, as reported on an adjusted basis	$322	$333	$276	$275	$264

SPREAD BY PRODUCT
VARIABLE & UNIVERSAL LIFE

	For the Three Months Ended
Unaudited	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Investment income yield excluding variable investment income	5.45%	5.42%	5.38%	5.68%	5.39%
Variable investment income yield	0.23%	0.16%	0.18%	0.03%	0.19%
Total investment income yield	5.68%	5.58%	5.56%	5.71%	5.58%
Average crediting rate	4.50%	4.48%	4.51%	4.53%	4.49%
Annualized general account spread	1.18%	1.10%	1.05%	1.18%	1.09%

Annualized general account spread excluding variable investment income yield	0.95%	0.94%	0.87%	1.15%	0.90%

ANNUITIES (1)

	For the Three Months Ended
Unaudited	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Investment income yield excluding variable investment income	4.78%	4.79%	4.78%	4.80%	4.87%
Variable investment income yield	0.28%	0.20%	0.53%	0.22%	0.37%
Total investment income yield	5.06%	4.99%	5.31%	5.02%	5.24%
Average crediting rate	3.11%	3.12%	3.16%	3.11%	3.18%
Annualized general account spread	1.95%	1.87%	2.15%	1.91%	2.06%

Annualized general account spread excluding variable investment income yield	1.67%	1.67%	1.62%	1.69%	1.69%

(1) Represents the general account spread for deferred and payout annuities.

METLIFE HOLDINGS
OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Life (1)
Adjusted premiums, fees and other revenues	$922	$993	$879	$881	$872
Interest adjusted benefit ratio	48.0%	56.5%	47.6%	52.6%	64.6%

Lapse Ratio (2)
Traditional life	4.7%	4.7%	4.9%	4.9%	5.0%
Variable & universal life	4.4%	4.4%	4.3%	4.3%	4.4%
Fixed annuity	6.8%	6.9%	7.0%	7.3%	7.6%
Variable annuity	8.0%	8.5%	9.0%	9.5%	10.0%

(1) Represents traditional life and variable & universal life, components of Life & Other.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018
Adjusted revenues
Premiums	$13	$(5)	$13	$6	$(33)	$59	$(14)
Universal life and investment-type product policy fees	—	1	—	—	—	—	—
Net investment income	26	(79)	59	40	58	107	157
Other revenues	65	86	81	79	86	185	246
Total adjusted revenues	104	3	153	125	111	351	389

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	7	(7)	(3)	3	(38)	33	(38)
Interest credited to policyholder account balances	—	—	—	—	—	1	—
Capitalization of DAC	(2)	(2)	(2)	(3)	(2)	(6)	(7)
Amortization of DAC and VOBA	3	1	2	1	2	5	5
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	279	272	280	272	246	833	798
Other expenses	237	280	232	259	314	614	805
Total adjusted expenses	524	544	509	532	522	1,480	1,563
Adjusted earnings before provision for income tax	(420)	(541)	(356)	(407)	(411)	(1,129)	(1,174)
Provision for income tax expense (benefit)	(90)	(58)	(159)	(234)	(206)	(630)	(599)
Adjusted earnings	(330)	(483)	(197)	(173)	(205)	(499)	(575)
Preferred stock dividends	6	45	6	46	32	58	84
Adjusted earnings available to common shareholders	$(336)	$(528)	$(203)	$(219)	$(237)	$(557)	$(659)

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$(330)	$(483)	$(197)	$(173)	$(205)	$(499)	$(575)
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(696)	(4)	(192)	(238)	65	(626)	(365)
Net derivative gains (losses)	(2)	(36)	(40)	68	68	(365)	96
Premiums	(37)	—	—	—	—	(347)	—
Universal life and investment-type product policy fees	—	—	—	—	—	(34)	—
Net investment income	3	4	5	—	3	(40)	8
Other revenues	(19)	—	79	78	78	(135)	235
Policyholder benefits and claims and policyholder dividends	(113)	(1)	—	—	—	136	—
Interest credited to policyholder account balances	(5)	—	—	—	—	(33)	—
Capitalization of DAC	(4)	—	—	—	—	(34)	—
Amortization of DAC and VOBA	(77)	—	—	—	—	(93)	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	(30)	(15)	16	(45)
Other expenses	(76)	(256)	(86)	(132)	(91)	(253)	(309)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	918	1,755	18	(28)	(60)	1,207	(70)
Income (loss) from continuing operations, net of income tax	(438)	979	(413)	(455)	(157)	(1,100)	(1,025)
Income (loss) from discontinued operations, net of income tax	(968)	—	—	—	—	(986)	—
Net income (loss)	(1,406)	979	(413)	(455)	(157)	(2,086)	(1,025)
Less: Net income (loss) attributable to noncontrolling interests	3	(4)	3	(1)	2	3	4
Net income (loss) attributable to MetLife, Inc.	(1,409)	983	(416)	(454)	(159)	(2,089)	(1,029)
Less: Preferred stock dividends	6	45	6	46	32	58	84
Net income (loss) available to MetLife, Inc.’s common shareholders	$(1,415)	$938	$(422)	$(500)	$(191)	$(2,147)	$(1,113)

Total Adjusted Premiums, Fees and Other Revenues	$78	$82	$94	$85	$53	$244	$232

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018

Other business activities	$5	$9	$6	$12	$13	$19	$31
Other net investment income	49	28	57	50	107	193	214
Interest expense on debt	(300)	(297)	(293)	(282)	(256)	(901)	(831)
Corporate initiatives and projects	(45)	(78)	(39)	(97)	(132)	(197)	(268)
Other	(128)	(138)	(87)	(90)	(101)	(246)	(278)
Provision for income tax expense (benefit) and other tax-related items	89	(7)	159	234	164	633	557
Preferred stock dividends	(6)	(45)	(6)	(46)	(32)	(58)	(84)
Adjusted earnings available to common shareholders	$(336)	$(528)	$(203)	$(219)	$(237)	$(557)	$(659)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
Fixed Maturity Securities
Yield (1)	4.25%	4.30%	4.19%	4.30%	4.30%
Investment income (2), (3), (4)	$2,843	$2,913	$2,839	$2,945	$2,980
Investment gains (losses) (3)	279	—	(95)	(46)	106
Ending carrying value (2), (3)	309,607	309,796	305,647	306,991	305,520
Mortgage Loans
Yield (1)	4.78%	4.55%	4.53%	4.59%	4.80%
Investment income (4)	809	778	792	815	859
Investment gains (losses)	28	11	(21)	(15)	4
Ending carrying value	68,057	68,731	71,055	70,852	72,461
Real Estate and Real Estate Joint Ventures
Yield (1)	2.80%	3.29%	3.39%	4.46%	3.67%
Investment income (3)	66	79	83	109	90
Investment gains (losses) (3)	169	167	25	89	40
Ending carrying value	9,486	9,637	9,862	9,741	9,977
Policy Loans
Yield (1)	5.40%	5.46%	5.12%	5.21%	5.35%
Investment income	130	131	124	127	130
Ending carrying value	9,585	9,669	9,744	9,702	9,703
Equity Securities
Yield (1)	4.92%	6.37%	3.79%	4.94%	4.74%
Investment income	31	36	16	15	14
Investment gains (losses)	2	54	(31)	34	18
Ending carrying value	2,776	2,513	1,544	1,483	1,479
Other Limited Partnership Interests
Yield (1)	15.94%	10.64%	15.10%	9.48%	14.86%
Investment income (3)	214	149	219	141	229
Investment gains (losses) (3)	(33)	(8)	—	8	1
Ending carrying value	5,501	5,708	5,876	5,985	6,374
Cash and Short-term Investments
Yield (1)	1.13%	1.73%	1.87%	2.30%	2.79%
Investment income	25	40	46	61	71
Investment gains (losses)	2	(21)	(4)	1	(5)
Ending carrying value	20,240	17,571	19,048	20,165	17,721
Other Invested Assets (1)
Investment income (3)	173	98	228	231	211
Investment gains (losses) (3)	28	(25)	(126)	(58)	17
Ending carrying value	17,652	17,263	17,486	17,017	16,336
Total Investments
Investment income yield (1)	4.54%	4.40%	4.50%	4.54%	4.65%
Investment fees and expenses yield	(0.14)%	(0.13)%	(0.13)%	(0.12)%	(0.12)%
Net Investment Income Yield (1), (3)	4.40%	4.27%	4.37%	4.42%	4.53%
Investment income	$4,291	$4,224	$4,347	$4,444	$4,584
Investment fees and expenses	(133)	(121)	(128)	(117)	(121)
Net investment income including Divested businesses	4,158	4,103	4,219	4,327	4,463
Less: Net investment income from Divested businesses	2	—	—	—	1
Net Investment Income, as reported on an adjusted basis (3)	$4,156	$4,103	$4,219	$4,327	$4,462
Ending Carrying Value (3)	$442,904	$440,888	$440,262	$441,936	$439,571
Gross investment gains	$647	$396	$163	$324	$443
Gross investment losses	(111)	(195)	(297)	(310)	(232)
Writedowns	(61)	(23)	(118)	(1)	(30)
Investment Portfolio Gains (Losses) (3)	475	178	(252)	13	181
Investment portfolio gains (losses) income tax (expense) benefit	(187)	(59)	51	(39)	(77)
Investment Portfolio Gains (Losses), Net of Income Tax	$288	$119	$(201)	$(26)	$104

Derivative gains (losses) (3)	$(214)	$(134)	$244	$(172)	$(497)
Derivative gains (losses) income tax (expense) benefit	79	168	(84)	57	125
Derivative Gains (Losses), Net of Income Tax	$(135)	$34	$160	$(115)	$(372)

(1) This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. We calculate yields using investment income, as reported on an adjusted basis, as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs, contractholder-directed unit-linked investments and FVO Brighthouse common stock. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2) Fixed maturity securities includes $713 million, $865 million, $936 million, $660 million and $680 million in ending carrying value, and $16 million, $7 million, $6 million, $8 million and $11 million of investment income related to fair value option securities at or for the three months ended September 30, 2017, December 31,2017, March 31, 2018, June 30, 2018 and September 30, 2018, respectively.

(3) The following yield table line items differ from their respective most directly comparable GAAP financial measure as indicated: (A) Fixed maturity securities, which includes contractholder-directed equity securities and fair value option securities, ending carrying value excludes (i) contractholder-directed unit-linked investments and FVO Brighthouse common stock of $15,818 million, $15,874 million, $15,502 million, $13,182 million and $12,855 million and (ii) the effects of consolidating under GAAP certain VIEs that are treated as CSEs of $7 million, $6 million, $6 million, $6 million and $5 million at September 30, 2017, December 31, 2017, March 31, 2018, June 30, 2018 and September 30, 2018, respectively; B) Net investment income, as reported on an adjusted basis, reflects the adjustments as presented on Page 5; C) Investment portfolio gains (losses), reflects the non-GAAP adjustments as presented below; and D) Derivative gains (losses), reflects the non-GAAP adjustments as presented below:

	For the Three Months Ended
	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
Net investment gains (losses) - GAAP basis	$(606)	$106	$(333)	$(227)	$117
Less: Operating joint venture adjustments	—	—	(1)	—	—
Less: Partnerships at fair value	—	—	(5)	(1)	12
Less: Other gains (losses) reported in net investment gains (losses) on GAAP basis	(1,081)	(72)	(75)	(239)	(76)
Investment portfolio gains (losses) - in above yield table	$475	$178	$(252)	$13	$181

	For the Three Months Ended
	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
Net derivative gains (losses) - GAAP basis	$(123)	$(55)	$349	$(59)	$(378)
Less: Investment hedge adjustments	97	85	110	119	125
Less: Settlement of foreign currency earnings hedges	(5)	(6)	(4)	(5)	(5)
Less: PAB hedge adjustments	(1)	—	(1)	(1)	(1)
Derivative gains (losses) - in above yield table	$(214)	$(134)	$244	$(172)	$(497)

(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
Fixed Maturity Securities
Yield (1)	4.29%	4.29%	4.19%	4.24%	4.26%
Investment income (2), (3), (4)	$8,488	$11,401	$2,839	$5,784	$8,764
Investment gains (losses) (3)	318	318	(95)	(141)	(35)
Ending carrying value (2), (3)	309,607	309,796	305,647	306,991	305,520
Mortgage Loans
Yield (1)	4.59%	4.58%	4.53%	4.56%	4.64%
Investment income (4)	2,303	3,081	792	1,607	2,466
Investment gains (losses)	2	13	(21)	(36)	(32)
Ending carrying value	68,057	68,731	71,055	70,852	72,461
Real Estate and Real Estate Joint Ventures
Yield (1)	3.14%	3.18%	3.39%	3.93%	3.84%
Investment income (3)	218	297	83	192	282
Investment gains (losses) (3)	436	603	25	114	154
Ending carrying value	9,486	9,637	9,862	9,741	9,977
Policy Loans
Yield (1)	5.37%	5.39%	5.12%	5.16%	5.23%
Investment income	386	517	124	251	381
Ending carrying value	9,585	9,669	9,744	9,702	9,703
Equity Securities
Yield (1)	4.80%	5.15%	3.79%	4.28%	4.41%
Investment income	93	129	16	31	45
Investment gains (losses)	38	92	(31)	3	21
Ending carrying value	2,776	2,513	1,544	1,483	1,479
Other Limited Partnership Interests
Yield (1)	16.46%	14.93%	15.10%	12.26%	13.15%
Investment income (3)	648	797	219	360	589
Investment gains (losses) (3)	(51)	(59)	—	8	9
Ending carrying value	5,501	5,708	5,876	5,985	6,374
Cash and Short-term Investments
Yield (1)	1.39%	1.48%	1.87%	2.09%	2.33%
Investment income	92	132	46	107	178
Investment gains (losses)	5	(16)	(4)	(3)	(8)
Ending carrying value	20,240	17,571	19,048	20,165	17,721
Other Invested Assets (1)
Investment income (3)	557	655	228	459	670
Investment gains (losses) (3)	(72)	(97)	(126)	(184)	(167)
Ending carrying value	17,652	17,263	17,486	17,017	16,336
Total Investments
Investment income yield (1)	4.58%	4.53%	4.50%	4.52%	4.57%
Investment fees and expenses yield	(0.14)%	(0.14)%	(0.13)%	(0.13)%	(0.13)%
Net Investment Income Yield (1), (3)	4.44%	4.39%	4.37%	4.39%	4.44%
Investment income	$12,785	$17,009	$4,347	$8,791	$13,375
Investment fees and expenses	(390)	(511)	(128)	(245)	(366)
Net investment income including Divested businesses	12,395	16,498	4,219	8,546	13,009
Less: Net investment income from Divested businesses	(46)	(46)	—	—	1
Net Investment Income, as reported on an adjusted basis (3)	$12,441	$16,544	$4,219	$8,546	$13,008
Ending Carrying Value (3)	$442,904	$440,888	$440,262	$441,936	$439,571
Gross investment gains	$1,307	$1,703	$163	$487	$930
Gross investment losses	(435)	(630)	(297)	(607)	(839)
Writedowns	(196)	(219)	(118)	(119)	(149)
Investment Portfolio Gains (Losses) (3)	676	854	(252)	(239)	(58)
Investment portfolio gains (losses) income tax (expense) benefit	(237)	(296)	51	12	(65)
Investment Portfolio Gains (Losses), Net of Income Tax	$439	$558	$(201)	$(227)	$(123)

Derivative gains (losses) (3)	$(866)	$(1,000)	$244	$72	$(425)
Derivative gains (losses) income tax (expense) benefit	317	485	(84)	(27)	98
Derivative Gains (Losses), Net of Income Tax	$(549)	$(515)	$160	$45	$(327)

(1) This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. We calculate yields using investment income, as reported on an adjusted basis, as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs, contractholder-directed unit-linked investments and FVO Brighthouse common stock. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2) Fixed maturity securities includes $713 million, $865 million, $936 million, $660 million and $680 million in ending carrying value, and $61 million, $68 million, $6 million, $14 million and $25 million of investment income related to fair value option securities at or for the year-to-date period ended September 30, 2017, December 31, 2017, March 31, 2018, June 30, 2018 and September 30, 2018, respectively.

(3) The following yield table line items differ from their respective most directly comparable GAAP financial measure as indicated: (A) Fixed maturity securities, which includes contractholder-directed equity securities and fair value option securities, ending carrying value excludes (i) contractholder-directed unit-linked investments and FVO Brighthouse common stock of $15,818 million, $15,874 million, $15,502 million, $13,182 million and $12,855 million and (ii) the effects of consolidating under GAAP certain VIEs that are treated as CSEs of $7 million, $6 million, $6 million, $6 million and $5 million at September 30, 2017, December 31,2017, March 31, 2018, June 30, 2018 and September 30, 2018, respectively; B) Net investment income, as reported on an adjusted basis, reflects the adjustments as presented on Page 5; C) Investment portfolio gains (losses), reflects the non-GAAP adjustments as presented below; and D) Derivative gains (losses), reflects the non-GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
Net investment gains (losses) - GAAP basis	$(414)	$(308)	$(333)	$(560)	$(443)
Less: Operating joint venture adjustments	—	—	(1)	(1)	(1)
Less: Partnerships at fair value	—	—	(5)	(6)	6
Less: Other gains (losses) reported in net investment gains (losses) on GAAP basis	(1,090)	(1,162)	(75)	(314)	(390)
Investment portfolio gains (losses) - in above yield table	$676	$854	$(252)	$(239)	$(58)

	For the Year-to-Date Period Ended
	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
Net derivative gains (losses) - GAAP basis	$(535)	$(590)	$349	$290	$(88)
Less: Investment hedge adjustments	350	435	110	229	354
Less: Settlement of foreign currency earnings hedges	(16)	(22)	(4)	(9)	(14)
Less: PAB hedge adjustments	(3)	(3)	(1)	(2)	(3)
Derivative gains (losses) - in above yield table	$(866)	$(1,000)	$244	$72	$(425)

(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		September 30, 2017		December 31, 2017		March 31, 2018		June 30, 2018		September 30, 2018
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$81,655	26.4%	$82,661	26.8%	$81,834	26.8%	$84,026	27.5%	$83,795	27.5%
Foreign government securities		60,789	19.7%	61,534	19.9%	64,510	21.2%	61,682	20.1%	60,472	19.8%
Foreign corporate securities		55,140	17.9%	55,569	18.0%	55,463	18.2%	54,277	17.7%	54,220	17.8%
U.S. government and agency securities		47,664	15.4%	47,394	15.3%	43,827	14.4%	45,387	14.8%	45,572	14.9%
Residential mortgage-backed securities		31,398	10.2%	28,800	9.3%	27,411	9.0%	27,845	9.1%	27,658	9.1%
Asset-backed securities		11,771	3.8%	12,291	4.0%	11,764	3.9%	12,866	4.2%	12,815	4.2%
State and political subdivision securities		12,345	4.0%	12,455	4.0%	12,192	4.0%	12,026	3.9%	11,600	3.8%
Commercial mortgage-backed securities		8,132	2.6%	8,227	2.7%	7,710	2.5%	8,222	2.7%	8,708	2.9%
Total Fixed Maturity Securities Available-For-Sale		$308,894	100.0%	$308,931	100.0%	$304,711	100.0%	$306,331	100.0%	$304,840	100.0%

NAIC	NRSRO
DESIGNATION	RATING
1	Aaa / Aa / A	$219,158	70.9%	$218,830	70.8%	$214,446	70.4%	$215,582	70.4%	$213,898	70.2%
2	Baa	72,293	23.4%	72,396	23.4%	72,531	23.8%	73,442	24.0%	74,059	24.3%
3	Ba	11,562	3.7%	11,711	3.8%	11,551	3.8%	11,189	3.6%	11,042	3.6%
4	B	4,960	1.7%	5,155	1.7%	5,332	1.7%	5,268	1.7%	5,062	1.7%
5	Caa and lower	917	0.3%	833	0.3%	827	0.3%	826	0.3%	755	0.2%
6	In or near default	4	—%	6	—%	24	—%	24	—%	24	—%
Total Fixed Maturity Securities Available-For-Sale (1)		$308,894	100.0%	$308,931	100.0%	$304,711	100.0%	$306,331	100.0%	$304,840	100.0%

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (2)

		September 30, 2017		December 31, 2017		March 31, 2018		June 30, 2018		September 30, 2018
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%		$1,900	91.9%	$1,737	91.3%	$3,251	94.7%	$4,557	95.0%	$4,924	94.4%
20% or more for less than six months		49	2.4%	49	2.6%	97	2.8%	174	3.6%	214	4.1%
20% or more for six months or greater		117	5.7%	117	6.1%	85	2.5%	67	1.4%	77	1.5%
Total Gross Unrealized Losses		$2,066	100.0%	$1,903	100.0%	$3,433	100.0%	$4,798	100.0%	$5,215	100.0%

Total Gross Unrealized Gains		$24,276		$24,765		$21,045		$18,872		$16,787

(1) Amounts presented are based on ratings of NRSRO and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for certain structured securities described below. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities) held by MetLife, Inc.'s insurance subsidiaries that maintain the NAIC statutory basis of accounting reflect designations based on revised NAIC methodologies. The NAIC's present methodology is to evaluate structured securities held by insurers using the revised NAIC methodologies on an annual basis. An internally developed designation is used until a final designation becomes available from the NAIC annual review. These revised NAIC designations may not correspond to NRSRO ratings.

(2) MetLife's review of its fixed maturity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for six months or greater.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	September 30, 2017		December 31, 2017		March 31, 2018		June 30, 2018		September 30, 2018

Commercial mortgage loans	$43,243		$44,375		$46,690		$46,075		$47,460
Agricultural mortgage loans	12,967		13,014		13,098		13,293		13,677
Residential mortgage loans	12,163		11,656		11,594		11,809		11,660
Total Mortgage Loans	68,373		69,045		71,382		71,177		72,797
Valuation allowances	(316)		(314)		(327)		(325)		(336)
Total Mortgage Loans, net	$68,057		$68,731		$71,055		$70,852		$72,461

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	September 30, 2017		December 31, 2017		March 31, 2018		June 30, 2018		September 30, 2018
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$9,935	23.0%	$9,875	22.3%	$10,583	22.7%	$10,695	23.2%	$10,878	22.9%
International	8,361	19.3%	9,101	20.5%	9,500	20.3%	8,869	19.2%	9,497	20.0%
Middle Atlantic	7,616	17.6%	7,231	16.3%	7,467	16.0%	7,455	16.2%	7,434	15.7%
South Atlantic	4,624	10.7%	5,311	12.0%	5,552	11.9%	5,534	12.0%	5,789	12.2%
West South Central	3,679	8.5%	3,819	8.6%	3,664	7.8%	3,775	8.2%	4,001	8.4%
East North Central	2,413	5.6%	2,683	6.0%	2,687	5.7%	2,573	5.6%	2,768	5.8%
Mountain	1,200	2.8%	1,188	2.7%	1,355	2.9%	1,364	3.0%	1,378	2.9%
New England	1,162	2.7%	901	2.0%	1,129	2.4%	1,127	2.4%	1,141	2.4%
East South Central	835	1.9%	840	1.9%	963	2.1%	968	2.1%	1,072	2.3%
West North Central	478	1.1%	477	1.1%	589	1.3%	598	1.3%	596	1.3%
Multi-Region and Other	2,940	6.8%	2,949	6.6%	3,201	6.9%	3,117	6.8%	2,906	6.1%
Total	$43,243	100.0%	$44,375	100.0%	$46,690	100.0%	$46,075	100.0%	$47,460	100.0%

Office	$22,339	51.7%	$22,602	50.9%	$23,474	50.3%	$23,295	50.5%	$24,096	50.8%
Retail	8,694	20.1%	8,032	18.1%	8,247	17.7%	8,462	18.4%	8,701	18.3%
Apartment	5,730	13.2%	6,113	13.8%	6,600	14.1%	6,397	13.9%	6,416	13.5%
Industrial	2,744	6.3%	3,125	7.0%	3,699	7.9%	3,736	8.1%	3,775	8.0%
Hotel	3,493	8.1%	3,620	8.2%	3,797	8.1%	3,317	7.2%	3,327	7.0%
Other	243	0.6%	883	2.0%	873	1.9%	868	1.9%	1,145	2.4%
Total	$43,243	100.0%	$44,375	100.0%	$46,690	100.0%	$46,075	100.0%	$47,460	100.0%

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018

Reconciliation to Adjusted Earnings
Income (loss) from continuing operations, net of income tax	$883	$2,315	$1,257	$894	$915	$2,691	$3,066
Less: adjustments from income (loss) from continuing operations, net of income tax, to adjusted earnings:
Net investment gains (losses)	(606)	106	(333)	(227)	117	(414)	(443)
Net derivative gains (losses)	(123)	(55)	349	(59)	(378)	(535)	(88)
Premiums - Divested businesses	(37)	—	—	—	—	(347)	—
Universal life and investment-type product policy fees
Unearned revenue adjustments	4	(2)	(5)	(5)	11	14	1
GMIB fees	32	31	30	31	32	94	93
Divested businesses	—	—	7	—	—	(34)	7
Net investment income
Investment hedge adjustments	(97)	(85)	(110)	(119)	(125)	(350)	(354)
Operating joint venture adjustments	—	—	1	—	—	—	1
Unit-linked contract income	234	436	(353)	286	149	864	82
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	—	—	(12)	(21)	(1)	—	(34)
Divested businesses	2	—	—	—	1	(46)	1
Other revenues
Settlement of foreign currency earnings hedges	5	6	4	5	5	16	14
TSA fees	—	—	79	78	78	—	235
Divested businesses	(19)	—	—	—	—	(135)	—
Policyholder benefits and claims and policyholder dividends
PDO adjustments	—	—	—	—	—	—	—
Inflation and pass-through adjustments	28	77	(41)	—	13	(46)	(28)
GMIB costs	(138)	(72)	(5)	(51)	(168)	(278)	(224)
Market value adjustments	(8)	(3)	(1)	1	—	(19)	—
Divested businesses	(112)	—	—	—	—	137	—
Interest credited to policyholder account balances
PAB hedge adjustments	1	—	1	1	1	3	3
Unit-linked contract costs	(229)	(420)	347	(268)	(133)	(844)	(54)
Divested businesses	(5)	—	—	—	—	(33)	—
Capitalization of DAC - Divested businesses	(4)	—	1	—	—	(34)	1
Amortization of DAC and VOBA
Related to NIGL and NDGL	2	28	14	10	(89)	32	(65)
Related to GMIB fees and GMIB costs	—	(21)	(10)	(9)	(19)	19	(38)
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	(75)	—	—	—	—	(91)	—
Amortization of negative VOBA
Related to market value adjustments	2	1	1	—	—	8	1
Divested businesses	—	—	—	—	—	—	—
Interest expense on debt
Securitization entities debt expense	—	—	—	—	—	—	—
Divested businesses	—	—	—	(30)	(15)	16	(45)
Other expenses
Noncontrolling interest	10	(5)	7	5	3	17	15
Regulatory implementation costs	—	—	(1)	(2)	(3)	—	(6)
Acquisition, integration and other costs	(20)	(23)	(11)	(14)	(13)	(42)	(38)
TSA fees	—	—	(79)	(78)	(78)	—	(235)
Divested businesses	(70)	(244)	(10)	(53)	(9)	(247)	(72)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	985	1,837	(42)	41	128	1,351	127
Adjusted earnings	$1,121	$723	$1,429	$1,372	$1,408	$3,615	$4,209

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018
Variable investment income	$—	$—	$—	$—	$—	$15	$—
Catastrophe experience and prior year development, net	(10)	7	—	—	—	(55)	—
Actuarial assumption review and other insurance adjustments	125	(110)	62	—	(68)	173	(6)
Litigation reserves & settlement costs	—	(55)	—	—	—	(21)	—
Expense initiative costs	(17)	(42)	(34)	(62)	(88)	(60)	(184)
Other expense-related items	—	—	—	—	—	(36)	—
Tax adjustments	(167)	(298)	—	—	—	(140)	—
Total notable items	$(69)	$(498)	$28	$(62)	$(156)	$(124)	$(190)

U.S.
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018
Variable investment income	$—	$—	$—	$—	$—	$22	$—
Catastrophe experience and prior year development, net	(10)	7	—	—	—	(55)	—
Actuarial assumption review and other insurance adjustments	—	(62)	—	—	37	—	37
Total notable items	$(10)	$(55)	$—	$—	$37	$(33)	$37

GROUP BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018
Variable investment income	$—	$—	$—	$—	$—	$3	$—
Actuarial assumption review and other insurance adjustments	—	—	—	—	37	—	37
Total notable items	$—	$—	$—	$—	$37	$3	$37

RETIREMENT AND INCOME SOLUTIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018
Variable investment income	$—	$—	$—	$—	$—	$17	$—
Actuarial assumption review and other insurance adjustments	—	(62)	—	—	—	—	—
Total notable items	$—	$(62)	$—	$—	$—	$17	$—

PROPERTY & CASUALTY
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018
Variable investment income	$—	$—	$—	$—	$—	$2	$—
Catastrophe experience and prior year development, net	(10)	7	—	—	—	(55)	—
Total notable items	$(10)	$7	$—	$—	$—	$(53)	$—

(1) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable Items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable Items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1)

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018
Variable investment income	$—	$—	$—	$—	$—	$(3)	$—
Actuarial assumption review and other insurance adjustments	(4)	—	—	—	(86)	8	(86)
Total notable items	$(4)	$—	$—	$—	$(86)	$5	$(86)

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018
Variable investment income	$—	$—	$—	$—	$—	$(1)	$—
Actuarial assumption review and other insurance adjustments	15	—	—	—	28	15	28
Total notable items	$15	$—	$—	$—	$28	$14	$28

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018
Actuarial assumption review and other insurance adjustments	$(8)	$—	$—	$—	$(23)	$(8)	$(23)
Total notable items	$(8)	$—	$—	$—	$(23)	$(8)	$(23)

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018
Variable investment income	$—	$—	$—	$—	$—	$1	$—
Actuarial assumption review and other insurance adjustments	122	(48)	62	—	(24)	158	38
Total notable items	$122	$(48)	$62	$—	$(24)	$159	$38

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018
Variable investment income	$—	$—	$—	$—	$—	$(4)	$—
Litigation reserves & settlement costs	—	(55)	—	—	—	(21)	—
Expense initiative costs	(17)	(42)	(34)	(62)	(88)	(60)	(184)
Other expense-related items	—	—	—	—	—	(36)	—
Tax adjustments	(167)	(298)	—	—	—	(140)	—
Total notable items	$(184)	$(395)	$(34)	$(62)	$(88)	$(261)	$(184)

(1) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable Items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable Items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Total MetLife, Inc.'s stockholders' equity	$56,981	$58,676	$56,310	$53,633	$51,625
Less: Preferred stock	2,066	2,066	2,560	3,340	3,340
MetLife, Inc.'s common stockholders' equity	54,915	56,610	53,750	50,293	48,285
Less: Net unrealized investment gains (losses), net of income tax	13,343	13,662	11,547	9,703	7,946
Defined benefit plans adjustment, net of income tax	(1,878)	(1,845)	(2,206)	(2,179)	(2,051)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	43,450	44,793	44,409	42,769	42,390
Less: Goodwill, net of income tax	9,151	9,322	9,428	9,205	9,147
VODA and VOCRA, net of income tax	374	378	365	341	316
Total MetLife, Inc.'s tangible common stockholders' equity	$33,925	$35,093	$34,616	$33,223	$32,927

Unaudited (In millions, except per share data)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018

Book value per common share (1)	$52.09	$54.24	$52.49	$50.28	$48.94
Less: Net unrealized investment gains (losses), net of income tax	12.66	13.09	11.28	9.70	8.05
Defined benefit plans adjustment, net of income tax	(1.78)	(1.77)	(2.15)	(2.18)	(2.08)
Book value per common share, excluding AOCI other than FCTA (1)	41.21	42.92	43.36	42.76	42.97
Less: Goodwill, net of income tax	8.68	8.93	9.20	9.20	9.28
VODA and VOCRA, net of income tax	0.35	0.36	0.36	0.34	0.32
Book value per common share - tangible common stockholders' equity (1)	$32.18	$33.63	$33.80	$33.22	$33.37

Common shares outstanding, end of period	1,054.3	1,043.6	1,024.1	1,000.2	986.6

	For the Three Months Ended (2)					For the Year Ended
Unaudited (In millions, except ratios)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2017

Return on MetLife, Inc.'s:
Common stockholders' equity	(0.6)%	16.3%	9.0%	6.5%	7.1%	6.3%
Common stockholders' equity, excluding AOCI other than FCTA	(0.8)%	20.6%	11.2%	7.8%	8.3%	7.7%
Tangible common stockholders' equity (3)	(0.9)%	26.4%	14.4%	10.1%	10.8%	9.6%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	7.3%	4.9%	10.3%	10.2%	11.2%	6.8%
Common stockholders' equity, excluding AOCI other than FCTA	9.1%	6.1%	12.8%	12.2%	12.9%	8.4%
Common stockholders' equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	10.7%	6.1%	12.8%	12.2%	12.9%	10.3%
Tangible common stockholders' equity (4)	11.4%	8.0%	16.4%	15.8%	16.8%	10.4%

Average common stockholders' equity	$61,291	$55,763	$55,180	$52,022	$49,289	$62,154
Average common stockholders' equity, excluding AOCI other than FCTA	$49,001	$44,122	$44,601	$43,589	$42,580	$50,491
Average common stockholders' equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	$41,676	$44,122	$44,601	$43,589	$42,580	$40,955
Average tangible common stockholders' equity	$39,437	$34,509	$34,855	$33,920	$33,075	$40,903

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results.

(3) Net income (loss) available to MetLife, Inc.'s common shareholders and adjusted earnings available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended September 30, 2017, December 31, 2017, March 31, 2018, June 30, 2018 and September 30, 2018 of $9 million, $8 million, $10 million, $10 million and $10 million, respectively, and for the year ended December 31, 2017 of $39 million.

(4) Adjusted earnings (losses) available to MetLife, Inc.'s common shareholders and adjusted earnings available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended September 30, 2017, December 31, 2017, March 31, 2018, June 30, 2018 and September 30, 2018 of $9 million, $8 million, $10 million, $10 million and $10 million, respectively, and for the year ended December 31, 2017 of $33 million.

APPENDIX METLIFE RETURN ON ALLOCATED EQUITY (1), (2)
RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
U.S.
GROUP BENEFITS	32.1%	30.7%	22.5%	36.2%	51.9%
RETIREMENT AND INCOME SOLUTIONS	20.7%	17.0%	15.4%	30.2%	21.5%
PROPERTY & CASUALTY	11.2%	20.8%	20.1%	13.2%	18.4%
TOTAL U.S.	22.1%	21.5%	18.0%	28.8%	28.8%
ASIA	7.7%	11.8%	15.8%	6.6%	(0.7)%
LATIN AMERICA	30.4%	8.0%	23.6%	6.6%	25.1%
EMEA	7.6%	11.3%	10.0%	8.2%	6.4%
METLIFE HOLDINGS	8.1%	9.4%	13.7%	8.1%	2.5%

RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
U.S.	25.8%	25.0%	20.9%	33.4%	33.4%
ASIA	12.3%	18.8%	23.9%	10.0%	(1.0)%
LATIN AMERICA	52.3%	13.8%	39.4%	11.1%	41.9%
EMEA	12.5%	18.4%	16.4%	13.4%	10.7%
METLIFE HOLDINGS	9.1%	10.5%	15.4%	9.3%	3.0%

ADJUSTED RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
U.S.
GROUP BENEFITS	34.2%	32.7%	31.2%	37.3%	52.9%
RETIREMENT AND INCOME SOLUTIONS	17.8%	12.5%	21.8%	22.4%	21.8%
PROPERTY & CASUALTY	11.0%	20.4%	20.7%	13.6%	18.6%
TOTAL U.S.	21.1%	19.5%	24.1%	24.7%	29.3%
ASIA	10.0%	9.9%	9.2%	10.2%	7.5%
LATIN AMERICA	22.2%	17.0%	17.8%	18.5%	21.7%
EMEA	8.8%	9.8%	9.3%	9.9%	6.3%
METLIFE HOLDINGS	12.9%	6.9%	16.9%	11.1%	13.0%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
U.S.	24.6%	22.7%	27.9%	28.6%	33.9%
ASIA	16.0%	15.8%	13.9%	15.4%	11.3%
LATIN AMERICA	38.3%	29.3%	29.8%	30.9%	36.2%
EMEA	14.5%	16.1%	15.3%	16.2%	10.5%
METLIFE HOLDINGS	14.5%	7.8%	19.0%	12.6%	14.6%

(1) Annualized using quarter-to-date results.
(2) Allocated equity and allocated tangible equity are presented below:
		ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)		2017	2018	2017	2018
U.S.
GROUP BENEFITS		$2,816	$2,797
RETIREMENT AND INCOME SOLUTIONS		5,538	6,209
PROPERTY & CASUALTY		1,862	1,851
TOTAL U.S.		$10,216	$10,857	$8,792	$9,389
ASIA		$12,587	$14,260	$7,898	$9,456
LATIN AMERICA		$2,933	$3,139	$1,704	$1,880
EMEA		$3,210	$3,473	$2,017	$2,176
METLIFE HOLDINGS		$11,247	$10,063	$10,179	$9,066

(3) Net income (loss) available to MetLife, Inc.'s common shareholders used to calculate the return on allocated tangible equity and adjusted earnings available to common shareholders used to calculate the adjusted return on allocated tangible equity, exclude the impact of amortization on VODA and VOCRA, net of income tax, as presented below:

	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
U.S.	$1	$1	$1	$1	$1
ASIA	$1	$1	$2	$2	$2
LATIN AMERICA	$—	$—	$—	$—	$—
EMEA	$2	$2	$2	$2	$2
METLIFE HOLDINGS	$4	$4	$5	$5	$5

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
U.S. (1)	$7,431	$6,038	$5,679	$11,767	$6,889
ASIA	2,151	2,096	2,089	2,017	2,129
LATIN AMERICA	869	941	919	943	928
EMEA	613	624	636	649	634
METLIFE HOLDINGS (1)	1,375	1,453	1,331	1,326	1,305
CORPORATE & OTHER (1)	78	82	94	85	53
Total adjusted premiums, fees and other revenues, on a constant currency basis	$12,517	$11,234	$10,748	$16,787	$11,938
Total adjusted premiums, fees and other revenues	$12,620	$11,300	$10,929	$16,889	$11,938

ASIA (including operating joint ventures) (2), (3)	$2,342	$2,308	$2,315	$2,228	$2,349

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
U.S. (1)	$933	$926	$961	$965	$982
ASIA	898	941	924	955	943
LATIN AMERICA	341	389	305	347	351
EMEA	336	369	331	328	333
METLIFE HOLDINGS (1)	322	333	276	275	264
CORPORATE & OTHER (1)	237	280	232	259	314
Other expenses, as reported on an adjusted basis, on a constant currency basis	$3,067	$3,238	$3,029	$3,129	$3,187
Other expenses, as reported on an adjusted basis	$3,121	$3,277	$3,110	$3,177	$3,187

ASIA (including operating joint ventures) (2), (3)	$976	$1,029	$1,011	$1,045	$1,037

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
U.S. (1)	$539	$498	$653	$671	$795
ASIA	310	308	317	355	266
LATIN AMERICA	150	120	139	133	170
EMEA	66	68	72	80	55
METLIFE HOLDINGS (1)	364	194	425	280	327
CORPORATE & OTHER (1)	(336)	(528)	(203)	(219)	(237)
Total adjusted earnings available to common shareholders on a constant currency basis	$1,093	$660	$1,403	$1,300	$1,376
Total adjusted earnings available to common shareholders	$1,115	$678	$1,423	$1,326	$1,376

(1) Amounts on a reported basis, as constant currency impact is not significant.

 (2) Adjusted premiums, universal life and investment-type product policy fees, other revenues and other expenses are reported as part of net investment income on the statement of adjusted earnings available to common shareholders for operating joint ventures.

(3) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) Vietnam, (ii) China, (iii) Malaysia and (iv) India.

METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	adjusted revenues	(i)	revenues
(ii)	adjusted expenses	(ii)	expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees & other revenues, excluding pension risk transfer	(iv)	premiums, fees and other revenues
(v)	net investment income, as reported on an adjusted basis	(v)	net investment income
(vi)	adjusted earnings	(vi)	income (loss) from continuing operations, net of income tax
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders on a constant currency basis	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted return on equity	(x)	return on equity
(xi)	adjusted return on equity, excluding AOCI other than FCTA	(xi)	return on equity
(xii)	adjusted return on equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	(xii)	return on equity
(xiii)	adjusted tangible return on equity	(xiii)	return on equity
(xiv)	investment portfolio gains (losses)	(xiv)	net investment gains (losses)
(xv)	derivative gains (losses)	(xv)	net derivative gains (losses)
(xvi)	capitalization of DAC, as reported on an adjusted basis	(xvi)	capitalization of DAC
(xvii)	other expenses, as reported on an adjusted basis	(xvii)	other expenses
(xviii)	other expenses, as reported on an adjusted basis, on a constant currency basis	(xviii)	other expenses
(xix)	MetLife, Inc.’s tangible common stockholders’ equity	(xix)	MetLife, Inc.’s stockholders’ equity
(xx)	MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xx)	MetLife, Inc.’s stockholders’ equity
(xxi)	MetLife, Inc.'s common stockholders' equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	(xxi)	MetLife, Inc.’s stockholders’ equity
(xxii)	book value per common share, excluding AOCI other than FCTA	(xxii)	book value per common share
(xxiii)	book value per common share - tangible common stockholders' equity	(xxiii)	book value per common share
(xxiv)	adjusted expense ratio	(xxiv)	expense ratio
(xxv)	adjusted expense ratio, excluding total notable items related to other expenses and PRT	(xxv)	expense ratio
(xxvi)	direct expense ratio	(xxvi)	expense ratio
(xxvii)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxvii)	expense ratio

Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in this QFS and in this period’s earnings news release which is available at www.metlife.com.

Our definitions of the various non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies:

Adjusted earnings and related measures

•	adjusted earnings;
•	adjusted earnings available to common shareholders; and
•	adjusted earnings available to common shareholders per diluted common share.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also MetLife’s GAAP measure of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of our performance relative to our business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses

These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (“Divested businesses”). Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes NIGL and NDGL. Adjusted expenses also excludes goodwill impairments.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Adjusted revenues and adjusted expenses (continued)
The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•
Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);

•
Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”), and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL for GAAP ("Certain partnership distributions"); and

•	Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements ("TSA fees").

The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•
Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments (“Inflation and pass-through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•
Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•
Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”) and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate.  Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, goodwill impairment or changes in estimated fair value. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

Return on equity, allocated equity, tangible equity and related measures
•
MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•
Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA : net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.

•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA): adjusted earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA).

•
Allocated equity: portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.

•	Return on allocated equity: net income (loss) available to MetLife, Inc.'s common shareholders divided by allocated equity.
•	Adjusted return on allocated equity: adjusted earnings available to common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses. Also, refer to the utilization of adjusted earnings and other financial measures based on adjusted earnings mentioned above.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Return on equity, allocated equity, tangible equity and related measures (continued)
•
MetLife, Inc.’s tangible common stockholders’ equity or tangible equity: MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA, reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.

•
Return on MetLife, Inc.’s tangible common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.'s average tangible common stockholders’ equity.

•
Adjusted return on MetLife, Inc.’s tangible common stockholders’ equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•
Return on allocated tangible equity: net income (loss) available to MetLife, Inc.'s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.

•	Adjusted return on allocated tangible equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by total premiums, fees and other revenues.
•	Direct expense ratio: direct expenses, on an adjusted basis, divided by total adjusted premiums, fees and other revenues.
•
Direct expense ratio, excluding total notable items and PRT: direct expenses, on an adjusted basis, excluding total notable items related to direct expenses, divided by total adjusted premiums, fees and other revenues, excluding PRT.

•	Adjusted expense ratio: other expenses, net of capitalization of DAC, both on an adjusted basis, divided by total adjusted premiums, fees and other revenues.
•
Adjusted expense ratio, excluding total notable items and PRT: other expenses, net of capitalization of DAC, both on an adjusted basis, excluding total notable items related to other expenses, divided by total adjusted premiums, fees and other revenues, excluding PRT.

The following additional information is relevant to an understanding of our performance results:
•
Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

•
All comparisons on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and are applied to each of the comparable periods. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
FVO	Fair value option
GAAP	Accounting principles generally accepted in the United States of America
GMIB	Guaranteed minimum income benefits
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organizations
PAB	Policyholder account balances
PDO	Policyholder dividend obligation
PRT	Pension risk transfers
QFS	Quarterly financial supplement
TSA	Transition service agreement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements